UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2023
____________________________________________________________________________
SI-BONE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38701	26-2216351
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

471 El Camino Real
Suite 101
Santa Clara, CA 95050
(Address of principal executive offices) (Zip Code)

(408) 207-0700
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SIBN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 19, 2023, in connection with the adoption of Rule 14a-19 by the U.S. Securities and Exchange Commission (the "Universal Proxy Rules"), the Board of Directors (the “Board”) of SI-BONE, Inc. (the “Company”) adopted and approved the Company’s Second Amended and Restated Bylaws (as so amended, the “Amended Bylaws”), which became effective upon approval. Among other things, the Amended Bylaws:
•enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of stockholder proposals at stockholder meetings by, among other things:
◦requiring additional disclosures and notice to the Company from nominating or proposing stockholders, proposed director nominees and other persons associated with nominating or proposing stockholders;
◦addressing other matters required by the Universal Proxy Rules including the use of universal proxy cards and solicitations by stockholders and requiring a nominating stockholder to provide advance notice and reasonable evidence that the stockholder has complied with the requirements of the Universal Proxy Rules;
◦providing that no person may solicit proxies in support of a nominee other than the Board’s nominees unless such person has complied with the Amended Bylaws and the Universal Proxy Rules, including applicable notice and solicitation requirements, and reserving the use of a white proxy card for exclusive use by the Board; and
•make certain additional technical, conforming, modernizing and clarifying changes.

The foregoing summary and description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended Bylaws, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI-BONE, INC.

Date:	September 20, 2023	By:	/s/ Anshul Maheshwari
Anshul Maheshwari
Chief Financial Officer
(Principal Financial and Accounting Officer)